                          STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.
                    (c)Copyright 1962, All Rights Reserved.
                  Reproduction in whole or in part prohibited.

Agreement of Lease, made as of this 20th day of March 1998 between Nassau Bay Associates, L.P.
    240 West 35th Street, NYC, NY 10001
party of the first part, hereinafter referred to as OWNER, and

                      PRIZEPOINT ENTERTAINMENT CORPORATION
                      ------------------------------------

                    party of the second part, hereinafter referred to as TENANT.
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner


                  Suite 18th Floor (see attachment A, hereto)

in the building known as 240 West 35th St. in the Borough of Manhattan, City of New York, for the term of two years and a one year renewal option (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of April nineteen hundred and 98(4), and to end on the 31st day of March 2000 both dates inclusive, at an annual rental rate of

                            See attachment B, hereto

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first two monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:
     1. Tenant shall pay the rent as above and as hereinafter provided.

Use:
     2. Tenant shall use and occupy demised premises for GENERAL OFFICES provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:(1)
     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner.(2) Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-govermental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may(5) require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises.(3) Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:
     4. Owner shall maintain the roof and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omissions, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the(5) expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin;(6) Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licenses as aforesaid.(7) Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminuation of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:
     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:
     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter. Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violations, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use



--------------------------------------------------------------------------------
1) Tenant may make non-structural alterations of up to $7,500 without requiring Landlord's approval.
2) Owner's consent shall not be unreasonably withheld, and Tenant has the right to ask for 2 competitive bids. The final cost/charge shall not exceed any reasonable bid. The Tenant has the right to use its own contractors, who must be a licensed and union. For electrical and plumbing work, the Landlord has the right to oversee the work (at no cost to the Tenant).
3) Landlord agrees that no part of the existing installation will have to be removed when Tenant vacates. Further Landlord agrees to inform Tenant within five (5) business days if, in the future, any proposed change or addition to the existing installation will have to be restored to the original condition when Tenant vacates.
4) Possession/commencement date may be up to May 15, 1998. Tenant has the right (via written receipted letter) to cancel this lease if possession is not given by that date. Delayed possession will cause the rent and lease term to be moved forward appropriately.
5) Reasonable.
6) Only if Tenant is the source of such vermin infestation.
7) [illegible]
permitted under the leases. Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department. Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination. Tenant shall execute promptly any certificate that Owner may request.

Property -- Loss, Damage, Reimbursement, Indemnity;

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause or willful act of whatsoever nature, unless caused by or due to the negligence or willful act of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts. Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth,
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have repaired and restored by Owner, subhject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events. Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume [illegible] after written notice from Owner that the premises are substantially ready for Tenant's occupancy, (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both relessors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, if, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same, (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. If the demises premises are totally damaged or rendered wholly unusable by fire or other casualty and repair and restoration of the same is not substantially completed within 150 days after such fire or other casualty, Tenant may give Owner written notice that unless the repair and restoration of said demised premises to substantially completed within 30 days after the date of such notice, Tenant will end the term of this Lease. In the event such repair and restoration is not substantially completed within 30 days after the date of such notice, Tenant may at any time thereafter and prior to substantial completion of such repair and restoration give Owner a second notice ending the term of this Lease, whereupon the term of this Lease shall end on the date of such second notice as if such date was the date set forth in this Lease for [illegible]

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that is shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from it; assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. [SEE RIDER SECTION 56]

Electric Current:

     12. Rates and conditions in respect to submetering of rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing lenders to the building or the risers of wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. [SEE RIDER SECTION 47]


Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and at, other reasonable times(2), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent which such work is in progress not to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours, with prior reasonable notice, for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit any entry into the premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have not effect on this lease or Tenant's obligations hereunder. [SEE RIDER SECTION 46]

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not reclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record, if any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business. Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect as the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     17. (1) If Tenant defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent: or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move late or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the aspiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omissions complained or shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the cancellation notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had never been made, and Tenant hereby waives the service of source of intention; re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of an renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become [illegible] thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-lease the premises or any part or parts thereof, either in the name of Owner; otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge higher rental than that in this lease, (c) Tenant or the legal representative of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein constituted, any deficiency between the rent hereby reserved and covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages in computing such liquidated damages there shall be added to the [Illegible] deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for prepaing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any sum brought to collect the amounts of the deficiency for any month shall be prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess. If any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in the lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity, Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in [Illegible], prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of readition of any bill or statement to Tenant therefor, the Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner will provide tenant with reasonable access to the demised premises 24 hours a day, 7 days a week, 52 weeks a year. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangements and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number of designation by which the building may be known. There shall be no allowance to Tenant for iminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

                              SEE RIDER SECTION 67

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and so rights, statements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharges or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and condtions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extent the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsilbe for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provision of this article are intended to continue "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in his lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government [illegible] or by reason of the conditions of supply and demand which have been affected by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided [illegible] statement, notice of communication which Owner [illegible] desire or be required to give to Tenant, shall be [illegible] sufficiently given or rendered, in writing, delivered to Tenant personally or sent by registered or certified mail, return receipt requested, addressed to Tenant at the [illegible] of which the demised premises form a part or at the last known re[illegible] address or business address of Tenant, and the time of the rendition of such [illegible] statement and of the giving of such notice or communication [illegible] deemed to be the time when the same is delivered to Tenant. [illegible] as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail, return receipt required, addressed to Owner [illegible] address first hereinabove given or as such other address as Owner [illegible] designate by written notice.

Water Charges:

     29. If Tenant requires, uses or consumes water for purpose in addition to ordinary lavatory purpose [illegible] which fact Tenant continues Owner to be the [illegible] judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the [illegible] of the matter and the cost of the installation, thereof and throughout [illegible] duration of Tenant's occupancy Tenant shall keep said meter and in[illegible] tion equipment in good working order and repair at Tenant's own [illegible] an expense in default of which Owner may cause such meter and [illegible] to be replaced or repaired and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown [illegible] said meter as and when bills are rendered, and on default in making [illegible] payment Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional [illegible] the sewer rent, charge or any other tax, rent, levy or charge which [illegible] hereafter is assessed, imposed or a lien upon the demised premises or realty of which they are part pursuant to law, order or regulation made [illegible] issued in connection with the use, consumption, maintenance or supply [illegible] water, water system or sewage or sewage connection or system. If [illegible] building or the demised premises or any part thereof is supplied [illegible] water through a meter through which water is also supplied to [illegible] premises Tenant shall pay to Owner, an additional rent, on the first day [illegible] each month, ____% ($zero) of the total meter charges as Tenant's portion. Independently of and in addition to any [illegible] the remedies reserved to Owner hereinabove or elsewhere in this [illegible]. Owner may sue for and collect any monies to be paid by Tenant or [Illegible] by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary so notwithstanding.
If the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment made or supplied in an existing sprinkler system by reason of Tenant business, or the location of partitions, trade fixtures, or other contents the demised premises, or for any other reason, or if any such sprinkler system installations, modification, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes modifications, alterations and supply additional sprinkler heads or other equipment as required. Tenant shall pay to Owner as additional rent the sum $zero on the first day of each month during the term of the lease, as Tenant's portion of the contract [illegible] for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.: (b) If freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and [illegible] those days only between the hours of 9 a.m. and 12 noon and between [illegible] p.m. and 5 p.m.;
(c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. to clean the public halls and public portions of the building which are used [illegible] common by all tenants. Tenant shall, at Tenant's expense, keep in [illegible] demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any to Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional rent. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, of for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations replacements or improvements shall have been completed. If the building of which the demised premises are a part supplied manually operated elevator service. Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations. [SEE RIDER SECTIONS 60, 61 and 70]

Security:

         32. Tenant has deposited with Owner the sum of $20,064.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall transfer the security to the vender or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

         33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

         34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgages in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent," "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation:

         35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be _____________________________________
                                       Space to be filled in or deleted.

Sharing:

made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

         36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe, and comply with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additions, Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be fact and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within thirty (30) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Class:

         37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass demaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenants where rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent. Landlord will inform Tenant prior to establishing any insurance coverage Landlord agrees any premiums will.

Estoppel Certificates:

         38. Tenant, at any time, and from time to time, open at least fifteen
(15) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been said, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

         39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assignee:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

SEE RIDER SECTIONS ANNEXED TO AND FORMING PART OF THIS LEASE, CONTAINING PARAGRAPHS AS ENUMERATED IN ARTICLES 40 THROUGH 80 AND ATTACHMENTS A AND B AND C.

         In Witness Thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                                                    CORP. SEAL
                                             ------------------------

                                             [illegible]
------------------------------               --------------------------- [L.S.]
                                             Nassau Bay Associates, L.P.
                                             By LAG Corp.

Witness for Tenant:                          _______________________ CORP. SEAL

______________________________               ___________________________ [L.S.]


                                             /s/ Christopher Hassett
                                             --------------------------------
                                             Prizepoint Entertainment Corp.
                                             By: Christopher Hassett
                                                 President








                                ACKNOWLEDGMENTS


CORPORATE TENANT                                                                INDIVIDUAL TENANT
STATE OF NEW YORK,       [Illegible]                                            STATE OF NEW YORK,       [Illegible]
County of                                                                       County of

      On this         day of              , 19        , before me                     On this         day of              , 19
personally came           .                                                       , before me personally came           .

to me known, who being by me duly sworn, did depose and say that he resides     To me known and known to me to be the individual
in                                                                              described in and who, as TENANT, executed the
                                                                                foregoing instrument and acknowledged to me that
that he is the                      of                                          executed the same.

the corporation described is and which executed the foregoing instrument, as                    -------------------------------
TENANT: that he knows the seal of said corporation: that the seal affixed to said instruments is such corporate seal that it was so affixed by the Board of
Directors of said corporation, and that he signed his name thereto by like order.

                      ------------------------------------


                            IMPORTANT -- PLEASE READ

                      RULES AND REGULATION ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 36.


     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose either than for [Illegible] or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said permises are situated on the ground floor of the building. Tenants thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other then those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expenses of any breakage, storage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building: and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reasons of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisements, notices or other lettering shall be exhibited, inscribed, painted or affixed by any Tenent on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visable from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style reasonably acceptable to Owner.

     6. No Tenant shall drill into, or is any way deface any part of the demised premises or the buildings of which they form a part. No boring, cutting or stringing of wires shall be permitted, exept with the prior written consent of Owner and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used as [illegible] of builder's deadening felt shall be first affixed to the floor, by a [illegible] other material, solubable in water, the use of cement or other similar adhesive matters being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism therof. Each Tenant must, upon the termination of his Tenancy, return to Owner all keys of stairs, offices and toilet rooms, either furnished to, otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises for, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing solicitiong and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00am to 6: p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

     11. Owner shall have the rights to prohibit any advertising by any Tenant which in the Owner's opinion, leads to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refraim from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, conbustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processess, or any unusual or other objectionable odors to permeate in or enamates from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

                                240 West 35th St.
                      Address   New York, NY 10001
                                Suite 18th Floor
                      Premises
             ============================================================

                           Nassau Bay Associates, LP.

                                       TO

                         PrizePoint Entertainment Corp.
             ============================================================

                                STANDARD FORM OF
                                   LOFT LEASE

                     The Real Estate Board of New York, Inc.
                     (C)Copyright 1982. All rights Reserved
                  Reproduction in whole or in part prohibited.


             ============================================================


             Dated                                                 19  .

             Rent per Year

                                                        See Attachment B,
                                                        hereto
             Rent per Month





             Term
             From
             To


             Drawn by _______________________ Checked by_________________

             Entered by _____________________ Approved by________________

             ============================================================

                              240 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001


                                 INDEX TO RIDER
                                 --------------



ARTICLE     TITLE                                                      PAGE
-------     -----                                                      ----

  40        Broker ...................................................   2
  41        As Is Condition ..........................................   2
  42        Indemnification ..........................................   2
  43        Exculpatory Clause .......................................   2
  44        Tenant's Representation ..................................   3
  45        Insurance ................................................   3
  46        Landlord's Access ........................................   3
  47        Electricity ..............................................   4
  48        No Item ..................................................   5
  49        Real Estate Tax Escalation ...............................   5
  50        Rent Payment Application .................................   7
  51        Late Payment Clause ......................................   7
  52        Attornment ...............................................   7
  53        Entire Agreement .........................................   7
  54        Saving Provision .........................................   8
  55        Lease Not Binding Unless Executed ........................   8
  56        Assignment and Subletting, Mortgaging ....................   8
  57        Tenant's Certificate .....................................  11
  58        Modification for Mortgage ................................  11
  59        Attorney's Fees and Bounced Check Charges ................  12
  60        No Item ..................................................  12
  61        Air Conditioning and Ventilation .........................  12
  62        Governmental Regulations .................................  13
  63        Hold-Over ................................................  13
  64        Limitation on Rent .......................................  14
  65        Building and Floor Directory .............................  14
  66        Additional Rent ..........................................  14
  67        Remodeling and Renovation ................................  15
  68        Use ......................................................  15
  69        Signage ..................................................  15
  70        Elevators ................................................  15
  71        Construction/Liens .......................................  15
  72        No Item ..................................................  16
  73        Local Law 5 ..............................................  16
  74        Non-Disturbance ..........................................  17
  75        Payment Upon Signing .....................................  17
  76        No Item ..................................................  17
  77        Security in Non Interest Bearing Account .................  17
  78        Temporary Space ..........................................  17
  79        Door Keys ................................................  17
  80        Personal Guaranty/Good Guy Clause ........................  18

Lease Attachment A: Floor Plan
Lease Attachment B: Rental Rates, etc.
Lease Attachment C: Building Certificate of Occupancy

RIDER ATTACHED TO AND MADE PART OF LEASE DATED MARCH 20, 1998
BY AND BETWEEN NASSAU BAY ASSOCIATES, L.P. AS LANDLORD AND
PRIZEPOINT ENTERTAINMENT CORPORATION, AS TENANT COVERING THE
ENTIRE 18TH FLOOR AT PREMISES 240 WEST 35TH STREET, NEW YORK, NY
10001-2506.
________________________________________________________________________________

Wherever the terms, covenants and conditions contained in the printed portion of this Lease shall be in conflict with any of the terms, covenants and conditions in the Additional Clauses 40 through 80 and Lease Attachments A, B & C, the Additional Clauses and Attachments shall previal.

40. BROKER:
    -------

    Tenant represents and warrants that it has dealt with no broker except Alan Kahn Associates, Inc. and such broker, if any, as mentioned below (the "Brokers") in connection with the execution of this Lease or the showing of the Demised Premises and agrees to hold and save Landlord harmless from and against any and all liabilities from any claims of any broker claiming to have dealt with the tenant (including, without limitation, the cost of (Tenant's choice of) council and reasonable counsel fees in connection with the defense of any such claims up to the total commissions) except the Brokers.

    OTHER BROKERS: Harper Lawrence
    -------------  Colliers ABR

41. "AS IS" CONDITION:
    -----------------

    The Tenant has inspected the demised premises and except as set forth in this lease agrees to accept the same in its present "as is" condition, and the Landlord makes no representation as to the condition of the premises, except that Landlord will paint all areas requiring same and deliver the premises in clean condition including the shampooing and stretching of the carpet, as needed.

42. INDEMNIFICATION
    ---------------

    Tenant agrees to indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any work or thing or circumstances or occurrence whatsoever done by or on behalf of Tenant, in or about the demised premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactorily to Landlord.

43. EXCULPATORY CLAUSE:
    ------------------

    If the Landlord or any successor in interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated aggregate of individuals or a corporation (all of which are referred to below in this Rider, Paragraph 43 individually and collectively, as a "Landlord Entity"), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord Entity in the land and Building of which the Demised Premises are a part, for the satisfaction of Tenant's remedies for the collection of a judtment (or other judicial process) requiring the payment of money by Landlord Entity in the event of any default or breach by Landlord Entity with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord Entity, and no other property or assets of such Landlord Entity shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

44. TENANT'S REPRESENTATION:
    -----------------------

    Tenant covenants that it will not do or suffer to be done in or upon the said premises any act or thing which shall damage the Landlord or its Tenants, and covenants that no business shall be carried on, nor any act or acts suffered or permitted to be done on said premises that in any manner conflicts with, or is contrary, to any law, rule, regulations, requirement of this lease or otherwise.

45. INSURANCE
    ---------

    Tenant covenants and agrees that at all times during the term of this Lease, Tenant shall immediately secure, and there-after maintain in full force, during the term hereof, at its own cost and expense, comprehensive general personal injury and property damage liability insurance against claims for bodily injury, death and property damage, such insurance to afford minimum protection during the term of this lease, of not less than $3,000,000* of bodily injury or death to any one person and of not less than $5,000,000* in respect to any one occurrence or accident and of not less than $500,000* for property damage, as well as fire and casualty insurance, together with extended coverage, in such amounts as required by Landlord. Such insurance policies shall name Landlord and Tenant as insureds. Such policies shall insure against all costs, expenses and/or liability arising out of or based upon any and all claims, accidents, injuries and damages whatsoever normally covered by such insurance caused to any person or property, wherein such accident, damage or injury occurred on or about the demised premises or the land and building of which the demises premises are a part. Such insurance shall be carried by an insurance company or companies licensed to do business in the State of New York and reasonably acceptable to Landlord.

* or such lesser amount as shall be mutually agreed, in writing, between Landlord and Tenant.

    Upon commencement of the term hereof, and thereafter at least ten (10) days prior to the expiration of any such policy, Tenant shall deliver to Landlord the policy or policies of insurance or certificates thereof and evidence of the payment of the premium therefore. In the event Tenant shall fail to provide the aforesaid insurance Landlord shall have the right, but not the obligation, after giving the Tenant five (5) days' written notice given in accordance with Article 28, to procure and pay for any of such insurance and Tenant shall reimburse Landlord, on the first of the following month, as additional rent, the cost thereof with interest at the then maximum legal rate on the amount paid from the date payment to the date of reimbursement. Each such policy shall contain an endorsement that such insurance may not be canceled or amended except upon thirty (30) days' written notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as herein provided in the event of Tenant's default.

46. LANDLORD'S ACCESS:
    -----------------

    Tenant covenants and agrees that it will permit Landlord, its agents, servants, employees, licensees, invitees and contractors, at any and all times during regular business hours, to pass and repass on and through the demised premises, or such portions thereof as may be necessary, in order that they or any of them may gain access to any facilities of the Building. Landlord shall make reasonable efforts to give Tenant advance notice of such entry and to avoid disruption of Tenant's business activities.

    Tenant agrees further that it will, during the entire term of this Lease, keep the Landlord informed of the telephone numbers of at least three persons or parties having keys to the demised premises in order that, in the event of an emergency which requires Landlord to have access to such facilities during other than regular business hours, Landlord may arrange with such persons or parties to be admitted to the Demised Premises, provided, however, that if Landlord is unable to arrange for admittance to the Demised Premises during any such emergency, or if time does not permit the making of such arrangements, Landlord shall have the right to gain admittance to the Demised Premises by forcibly or otherwise breaking into the Demised Premises, and the sole liability of Landlord to Tenant in such event shall be that Landlord shall be obligated to repair all damage caused by such breaking in within a reasonable time after the occurrence thereof.

47. ELECTRICITY

     A. Type of Service: At the commencement of the term hereof, electric current shall be supplied to the Tenant at the Demised Premises on a submetered basis.

     B. Submetered Electric Charges: Landlord shall furnish electricity to the Demised Premises on a sub-metered basis and Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this Lease by Landlord, which shall not be higher than those specified in the service classification in effect on January 1, 1970 pursuant to which electric current was sold from the public utility corporation servicing Manhattan Buildings; provided, however, said charges shall be increased in the same percentage as any percentage increase in the billing for electricity for the entire Building, by reason of increase in electric rates, charges, fuel adjustment or service classifications, or by taxes or charges of any kind imposed thereon, or for any other such reason, subsequent to January 1, 1970.

     Any such percentage increase in Landlord's billing for electricity shall be computed by the application of the average consumption (energy and demand) of electricity for the entire Building for the twelve (12) full months immediately prior to the rate change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire Building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire Building for the first three (3) months after such change, projected to a full twelve (12) months' and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970.

     Where more than one meter measures the service of Tenant in the Building, the service rendered through each meter may be computed and billed separately in accordance with the provisions hereof. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent, In the event such bills are not paid within ten (10) days after the same are rendered, or in the event of any monetary default (in excess of 10 days) of the terms of the leases, Landlord may, giving Tenant 5 days to cure the default, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without liability of Landlord or its agents, servants or employees for any damage or loss sustained by Tenant by such discontinuance of service provided. However, that in the event Landlord shall discontinue furnishing electric service to the demised premises pursuant to the preceding provisions of this sentence and Tenant shall pay to Landlord such delinquent amounts, then, provided Landlord shall not have exercised its right to terminate this Lease, Landlord shall resume providing such electrical service to the Demised Premises within reasonable time.

     Notwithstanding anything to the foregoing, the electricity charges will be the Con Edision rate schedule of "SC#4, rate 1" plus 15%. ALl electric bills will be rendered on a regular monthly schedule but, if any invoicing is late or missed the Tenant is still responsible for its payment as specified herein.

     C. Electric Capacity: Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall not make or perform or permit the making of, any alterations to wiring, installation or other electrical facilities in or serving the Demised Premises without the prior consent of Landlord in each instance. Should Landlord grant any such consent, all additional risers or other equipment required therefore shall be installed by the Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand.

     D. Landlord's Liability: Unless the same shall arise due to the malicious act of Landlord in default of any of the terms and conditions of this Lease, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement act or omission of the public utility company servicing the Building with electricity or for any other reason whatsoever.

     E. Electric Discontinuance: Landlord reserves the right to discontinue furnishing electric energy to Tenant at anytime upon sixty (60) days written notice to Tenant, and from and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy, provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to make arrangements to obtain electric service directly from the public utility company servicing the Building.

     If Landlord exercises such right of termination, this Lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring servicing the Demised Premises to the extent available and safely capable of being used for such purposes and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electrical service.

     F. Electricity Tax: If any tax is imposed upon Landlord's receipts from the sale or resale of electricity to Tenant by any Federl, State or Municipal Authority, Tenant convenants and agrees that where permitted by law, Tenant's pro rata share of such taxes shall be passed on to and included in the bill of, and paid by Tenant to Landlord.

     G. Electrical Consultant: In all matters relating to an annual rent increase and additional rent pursuant to this article the findings of an electrical consultant mutually-selected by the Tenant and the Landlord shall be conclusive and binding upon the parties.

48. NO ITEM

49. REAL ESTATE TAX ESCALATION:

     Tenant shall pay to Landlord, as additioal rent, tax escalations in accordance with this Article.

     A. As used in this Article, the following definitions shall apply:

        1. The term "base year tax" as hereinafter set forth for the determination of real estate tax escalations shall mean the New York City real estate tax year commencing on July 1, 1998 and ending on June 30, 1999. Once the base amount is established (upon receipt of the 98/99 tax bill from NYC), the amount will become permanent and no downward revision will be acceptable.

        2. The term "The Percentage" shall be deemed to mean 5.3 percent.

        3. The term "The Building Project" shall mean all of the land together with the improvements now and hereafter thereon known as 240 West 35th Street, New York, New York.

        4. The term "comparative year" shall mean the respective twelve (12) months following the base tax year, and each subsequent period of twelve (12) months.

        5. The term "real estate taxes" shall mean the total of all taxes and special and other assessments and/or vault charges levied, assessed or imposed at any time by any governmental authority upon or against The Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that name shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project. If, due to a future change in the method of taxation or in the taxing authroity, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however, designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included in the definition of "real estate taxes" for the purpose hereof.

     As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the terms of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If, by law, any assessment may be paid in installments, then, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof
(a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

     6. The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the valuation actually used by the City of New York of the land and building of The Building Project (whether same be actual or a transitional assessment), for purposes of billing real estate taxes during the base tax year by the base tax year rate for each $100.00 for such valuation.

     B. Increase Charge: In the event that the real estate taxes payable for any comparative year shall exceed the amount of such real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. By or after the start of the comparative year following the base tax year, and by or after the start of each comparative year thereafter, Landlord shall furnish to Tenant a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year, exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord. Tenant's obligation to pay the amount herein provided for shall survive the expiration or earlier termination of this Lease.

     C. Payment Conditions: The Percentage shall be due and payable within ten
(10) days after Landlord shall have delivered to Tenant a statement setting forth the amount equal to the Percentage of the excess and the basis therefor. Bills for such Taxes shall be sufficient evidence of amount, for the purpose of calculating the Percentage. In the event Tenant fails to pay its proportionate share when due, Landlord shall be entitled, with respect thereto, any and all remedies to which Landlord may be entitled under this Lease for default in the payment of rent. The failure of Landlord to bill Tenant for the additional rent due in any fiscal year shall not prejudice the right of Landlord to subsequently bill Tenant for such fiscal year or any subsequent fiscal year.

     D. Recomputations: Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspodingly revised, the additional rent thereto paid or payable hereunder for all comparitive years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefore, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings; settlement or otherwise, then appropriate recomputation and adjustment likewise shall be made.

     E. When Due and Estimated Payment: If the term of this Lease commences on a day which is not the first day of a comparative year, then the additional rent due hereunder for such comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the term of this Lease will be in existence during such comparative year.

     Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default), whether the same be the date herein above set forth for the expiration of the term or any prior or subsequent date, a proportinate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tennant to Landlord, if not theretofore already billed and/or paid.

The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative year. Landlord shall, as soon as reasonably practible, compute the additional rent due form Tenant, as aforesaid, which computations shall either be based on that comparative year's actual figures or be an estimate based upon the most recent statements prepared by Landlord and furnished to Tenant.

     F. Billing Delay: Any delay or failure of Landlord in billing for any additional rent shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent.

     G. When Payable: At Landlord's discretion, billing and payments may be made and required each month commencing with the tenant taking possession of the premises during each Lease Year Tenant shall, in addition to other payments under this Lease, pay to Landlord, on account of the amount to become due and payable by Tenant pursuant to this Article 1/12 of Tenants share of the Landlord's estimate for Real Estate Taxes during the next year.

     H. Payment Adjustments: When the actual Real Estate taxes are known, if the payments made by Tenant pursuant to Paragraph G of this Article exceed the amount actually due to Landlord for such Tax Year pursuant to this Article, such excess shall, at the option of Landlord, either be paid to Tenant or be credited (without interest) against the next ensuing payments provided for in said Paragraph G, except that if no such payments shall be due or become due, such excess shall be paid (without interest) by Landlord to Tenant. If the amount payable by Tenant for such Tax Year pursuant to this Article exceeds the payments made by Tenant pursuant to Paragraph G of this Article, Tenant shall pay the difference within ten (10) days after Landlord furnishes tenant with a statement for such Tax Year.

     I. Reduction and Refund: In the event the real estate taxes for any comparative year are subsequently reduced as a result of a final determination of a legal proceeding, settlement or otherwise, then upon Landlord's receipt of the refund from the taxing authority, the Tenant shall receive the appropriate re-computation and adjustment, including payment to Tenant of its proportionate share of the net amount of such refund of such Real Estate Taxes which may be received by Landlord or Landlord otherwise shall give Tenant credit against other monies due Landlord from Tenant; with the understanding, however, that if a comparative year goes below the base year there shall be no recomputation or adjustment in Tenant's favor. This clause shall not survive termination of this lease.

50. RENT PAYMENT APPLICATION:

    Regardless of the amount paid or payment specifications of the Tenant, all rent or additional rent received will be applied

     a) first to late fees (see lease clause 51)
     b) second to bounced check charges (see lease clause 59)
     c) third to attorney's fees (see lease clause 59)
     d) fourth to arrears, with the oldest arrears paid-down first, and
     e) then to current amounts that are due.


51. LATE PAYMENT CLAUSE

     It is agreed that the rental under this Lease is due and payable in equal monthly installments in advance on the fifth day of each month during the entire lease term. In the event that any monthly installment of rent, or any other payment required to be paid by the Tenant under this Lease shall be overdue, a late charge of 5 cents for each dollar so overdue will be charged by the Landlord for each month, or fraction of each month, from its due date until paid.

52. ATTORNMENT:

     A. Attorn to Lessor or Mortgages: Tenant agrees that if by reason of default on the part of Landlord herein, under any fee mortgage or ground or underlying lease of any leasehold mortgage affecting Landlord's interest (as ground lessee), a fee mortgage or ground or underlying lessor or a leasehold mortgagee shall enter into and become possessed of the real property of which
                                       7
the Demised Premises form a part, or any part or parts of such real property, either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new lease of the Premises covered by the ground or underlying lease to said leasehold mortgagee, then, if this Lease is in full force and effect at such time, Tenant shall attom to such fee mortgagee or lessor or such leasehold mortgagee as its Landlord; and in such event, such fee mortgagee or lessor or leasehold mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rents payable under this Lease.

     B. Further Instrument: The parties agree that the provisions for attornment hereinbefore set forth do not require the execution of any further instrument. However, if such lessor or mortgagee of which Tenant agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, Tenant agrees to execute same promptly and if Tenant fails to do so, Tenant hereby appoints Landlord Tenant's attorney-in-fact to execute such instrument for and on behalf of Tenant.

53. ENTIRE AGREEMENT:

     A. This lease contains the entire agreement between the parties, and any agreement hereafter made shall not operate to change, modify, or discharge this Lease in whole or in part unless such agreement is in writing and signed by the party sought to be charged therewith.

     B. Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease.

     C. This Lease shall be governed in all respects by the laws of the State of New York.

54. SAVINGS PROVISION:

     If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which is invalid or unenforceable, shall not be affected thereby, and every other provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

55. LEASE NOT BINDING UNLESS EXECUTED:

     Submission by Landlord of the within Lease for execution by Tenant, shall confer no rights on Tenant nor impose any obligations on Landlord unless and until both Landlord and Tenant shall have executed this Lease.

56. ASSIGNMENT AND SUBLETTING, MORTGAGING:

     A. Assignment with Consent: Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or otherwise encumber, all or any part of its interest in this Lease, sublet the Demised Premises, in whole or in part, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, except as permitted hereunder. Landlord consent will not be unreasonably delayed or withheld.

     B. Assignment or Sub-letting: If Tenant shall desire to assign its interest in this Lease and/or to sublet the Demised Premises, the Tenant shall submit to Landlord a written request for Landlord's consent to such assignment and/or subletting, which request shall be accompanied by the following information: (i) the name and address of the proposed assignee and/or subtenant; (ii) the terms and conditions of the proposed assignment and/or subletting; (iii) the nature and character of the business of the proposed assignee and/or subtenant and the proposed use of the Demised Premises; and (iv) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee and/or subtenant. Landlord, by notice given to Tenant within twenty-one (21) days after receipt of Tenant's request for consent, may terminate the Lease being assigned or subleased on a date to be specified in said notice (the "Termination Date"), which date shall be not earlier than one
(1) day before the earlier effective date of the proposed assignment and/or subletting nor later than twent-one (21) days after said earlier effective date. Tenant shall vacate and surrender the Demise Premises on or before the Termination Date and the term of this Lease shall end on the Termination Date as if it were the Expiration Date.

     C. Assignment and Sub-letting Provisions: If Landlord shall not exercise its option to terminate this Lease pursuant to subsection B above, Landlord shall not unreasonably withhold its consent to the preposed assignment or subletting for the use permitted in this Lease, provided that:

       (1) the Demised Premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for assignment or subletting at a rental rate lower than the higher of (a) the Fixed Annual Rent and all Additional Rent then payable, or (b) the then prevailing rental rate for other space in the Building;

       (2) Tenant shall not then be in default hereunder beyond the expiration of any applicable grace period;

       (3) the proposed assignee and/or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises, in a manner in keeping with the standards of the Building;

       (4) the proposed assignee and/or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building, nor shall the proposed assignee or subtenant be a person or entity with whom Landlord is then negotiating to lease space in the Building and has recieved an offer, in writing, whithin the last three (3) months;

       (5) the character of the business to be conducted in the Demised Premises by the proposed assignee or subtenant shall not be likely to substantially increase Operating Expenses or Building Energy Costs or elevator use in the building;

       (6) in case of sublettting, the subtenant shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the Demised Premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance;

       (7) no subletting shall end later than one (1) day before the Expiration Date nor shall any subletting be for a term or less than two (2) years unless it commences less than two (2) years before the Expiration Date;

       (8) no subletting shall be for less than the entire Demised Premises; and

       (9) no item

       (10) Tenant shall pay to Alan Kahn Associates, Inc. (or its designee) the sum of $250 for the work in preparing and approving any assignment or sublet.

       (11) Additionally, Tenant shall reimburse Landlord on demand for any costs, including reasonable attorneys' fees and disbursements, that may be incurred by Landlord in connection with said assignment or sublease.

     If there is a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting and/or assignment, such dispute shall be determined by arbitration in The City of New York in accordance with the prevailing rules of the American Arbitration Association. The arbitrators shall be bound by the provisions of this Lease and shall not

Article when such multiple transfers equal 80% or more. Anything contained herein to the contrary notwithstanding, the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter market", unless the same be related to, result in or be the result of any merger, consolidation, tender offer, takeover or other activity involving the acquisition of control to Tenant by another unrelated corporation or legal entity. All references to "Tenant" in this Section H shall also be deemed to refer to any immediate and/or remote subtenant and/or assignee of Tenant.

     I. Term: In the event that Tenant fails to execute and deliver executed duplicate originals of any assignment and/or sublease to which Landlord consented under the provisions of this Article within forty-five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions of this Article before assigning its interest in this Lease or subletting the Demised Premises.

     J. Additional Assignment or Sub-Letting Consent: The consent of Landlord to an assignment and/or a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment and/or subletting.

     K. Rent Collection and Non-Waiver of Provisions: If Tenant's interest in this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant and/or occupant and apply the net amount collected to the Fixed Annual Rent and all Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Article or of any default hereunder or the acceptance of the assignee, subtenant, and/or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of all of the covenants, conditions, terms and provisions on the part of Tenant to be performed or observed.

57. TENANT'S CERTIFICATE:

     Tenant shall, without charge, at any time and from time to time, within ten
(10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgagee or purchaser, or any proposed mortgagee, assignee of any mortgagee or purchaser, or any other person, firm or corporation specified by Landlord:

     A. That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modification); and

     B. Whether or not to the Tenant's knowledge there are any existing claims against the Landlord or any defenses, which would prohibit or prevent the Landlord from enforcing the provisions of the Lease; and

     C. The dates, if any, to which the rental and other charges hereunder have been paid in advance.

58. MODIFICATION FOR MORTGAGE:

     If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institution lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provide that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such default by such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the said Building) or adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification, termination or surrender of the Lease be deemed to adversely affect the leasehold interest hereby created.

Article when such multiple transfers equal 80% or more. Anything contained herein to the contrary notwithstanding, the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter market", unless the same be related to, result in or be the result of any merger, consolidation, tender offer, takeover or other activity involving the acquisition of control of Tenant by another unrelated corporation or legal entity. All references to "Tenant" in this Section H shall also be deemed to refer to any immediate and/or remote subtenant and/or assignee of Tenant.

     I. Term: In the event that Tenant fails to execute and deliver executed duplicate originals of any assignment and/or sublease to which Landlord consented under the provisions of this Article within forty-five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions of this Article before assigning its interest in this Lease or subletting the Demised Premises.

     J. Additional Assignment or Sub-Letting Consent: The consent of Landlord to an assignment and/or a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment and/or subletting.

     K. Rent Collection and Non-Waiver of Provisions: If Tenant's interest in this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant and/or occupant and apply the net amount collected to the Fixed Annual Rent and all Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Article or of any default hereunder or the acceptance of the assignee, subtenant, and/or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of all of the covenants, conditions, terms and provisions on the part of Tenant to be performed or observed.

57. TENANT'S CERTIFICATE:

        Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgagee or purchaser, or any proposed mortgagee, assignee of any mortgagee or purchaser, or any other person, firm or corporation specified by Landlord:

     A. That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modification); and

     B. Whether or not to the Tenant's knowledge there are any existing claims against the Landlord or any defenses, which would prohibit or prevent the Landlord from enforcing the provisions of the Lease; and

     C. The dates, if any, to which the rental and other charges hereunder have been paid in advance.

58. MODIFICATION FOR MORTGAGE:

     If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institution lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such default by such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the said Building) or adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification, termination or surrender of the Lease be deemed to adversely affect the leasehold interest hereby created.

59. ATTORNEY'S FEES AND BOUNCED CHECK CHARGES:

     A. Attorney's Fees: In case it shall be necessary for Landlord to institute any action or proceeding against Tenant for non-payment of rent or for any violation of any of the covenants or provisions of this lease or for the recovery of possession of the demised premises or should the Landlord be compelled to intervene in any action or proceeding wherein Tenant is a party in order to enforce or protect Landlord's interest or rights hereunder, then and in any of such events, if Landlord shall be successful in any action or proceeding, Tenant shall be obligated to pay Landlord a reasonable attorney's fee, incurred for the institution and prosecution of any action, proceeding or intervention.

     B. Bounced Check Charges: In the event that Tenant shall make any payments due hereunder by ordinary check in an amount in excess of $9,000, and that check shall be returned for Insufficient Funds or Uncollected Funds, or the account being closed, then, the Landlord shall not thereafter be obligated to accept any payment from or on behalf of Tenant other than certified check, official bank check or cash. In the event any payment, of any amount, made by Tenant to Landlord shall be returned for any of the above reasons, there shall be an additional charge to Tenant of One Hundred and Fifty ($150.00) Dollars.

60. NO ITEM

61. AIR CONDITIONING & VENTILATION:

     A. Air Conditioning Units in Tenants Space:

        (1) Use of the demised premises, or any part thereof, in a manner exceeding the design conditions thereof (including occupancy and connected electrical load) for heating and air conditioning service in the demised premises, or rearrangement of partitioning which interferes with normal hearing and air conditioning service in the demised premises and/or any part of The Building Project, or the use of computer or data processing machines, may require changes in the systems servicing the demised premises. Such changes so occasioned, shall be made by Landlord, at Tenant's expense. Tenant agrees to lower and keep closed Venetian blinds or other window coverings in the demised premises whenever required for the proper operation of the air conditioning service. No supplemental heating, ventilating or air conditioning equipment shall be installed or utilized by Tenant in the demised premises without Landlord's prior written consent, which shall not be unreasonably delayed or withheld.

        (2) Tenant shall not be permitted the use of window air conditioning equipment, or any other air conditioning equipment without the express written consent of the Landlord. In no case will air conditioning equipment, ductwork, ventilator grills, exhaust or air intake be allowed on any facade except the South facade of the building.

     B. Central Air Conditioning:

        (1) The Landlord has installed "central" air conditioning on the floor upon which the Demised Premises are located. Such unit is operated at the sole discretion of the Tenant.

        (2) The Tenant shall pay to the Landlord for its electrical consumption the electricity that the Landlord furnishes for the air conditioning unit on a sub-metered basis as computed and in the same manner as set forth in Paragraph 47(B) of this Lease.

        (3) Except as specifically provided in Article 9 or elsewhere in this Lease, there shall be no allowance to Tenant for a diminution in the air conditioning charges hereunder and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs to the air conditioning unit or arising from the inoperability of the air conditioning unit. No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant by reason of any interruption, curtailment or suspension of the air-conditioning system.

        (4) no item

        (5) It shall be the Tenant's obligation throughout the term of this Lease, in addition to the sub-metering costs as provided herein, to pay to the Landlord as additional rent the costs of replacement belts, replacement filters and cleaning. Landlord warrants that the HVAC system in the Tenant's space has a heating coil in working condition. Landlord is responsible for all other HVAC repairs at Landlord's expense.

62. GOVERNMENTAL REGULATIONS:

     If, at any time during the term of this lease, Landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefor. If, however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of the lease term, the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvement made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include but not limited to the cost of preparing any necessary plans and the fees for filing such plans and supervision of the work. This Lease clause shall only be in effect if the tenant renews this lease (in any form) beyond the Lease's original 3 year period.

63. HOLD-OVER:

     If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum equal to:

     (a) 1/12 of the highest annual rent rate set forth on page one of this lease, times 2.5, plus

     (b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of the lease, plus

     (c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

     (d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

Balance of page intentionally blank.

64. LIMITATION ON RENT:

     If at the commencement of, or at any time during the term of this lease, the rent reserved in this lease in not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to (a) the rent and additional rent and all payments provided for in this lease; less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

65. BUILDING AND FLOOR DIRECTORY:

     A. Building Directory:

     At the written request of Tenant, Landlord shall list on the building's directory the name of Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the Demised Premises under the terms of this lease, up to a maximum of five (5) listings without charge to the Tenant. If requested by tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the Demised Premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the Demised Premises by, such party or entity.

     Additional listings in the building directory are available at the option of the Landlord for a one-time charge of $75.00 each. The additional listing(s) may be terminated by the Landlord, at any time, without notice.

     B. Floor Directory:

        If Tenant leases additional space in the building, on a multi-tenanted floor, then Tenant shall be entitled to 2 directory listings on that multi-tenanted floor, at no charge.

66. ADDITIONAL RENT:

     All payments other than the annual basic rental to be paid by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein and by law for nonpayment of rent. Tenant shall have thirty (30) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such thirty (30) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of any such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, with its notice of dispute, and details thereof, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid.

Balance of this page intentionally blank.

67. REMODELING AND RENOVATIONS:

     It is understood and agreed, by and between the parties hereto, that the Landlord prior to, during and subsequent to the commencement of the lease term has, may be remodeling and renovating the Demised Premises and the building in which the Demised Premises are located, including but not limited to lobby areas, hallways, elevators, entrance ways, sidewalks, bathrooms and other common areas, and to the heating, plumbing, electrical and air conditioning systems.

     There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant's business arising from said remodeling and renovations. Landlord or its agents shall not be liable for any damage to property of Tenant nor for any injury to persons resulting from such remodeling and renovations, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other Tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi-public work. Landlord, its agents, servants or employees shall have the right to enter the Demised Premises to remodel and make such renovations, in addition to the Landlord's right of entry pursuant to article 13 and other provisions of this Lease.

     All remodeling and renovations will be done in a manner which minimizes interference with the Tenant's business. No non-emergency work to the electrical system for the Tenant's demised premises will be done without reasonable advanced notice.

68. USE:

     Tenant acknowledges that the Demised Premises are located in a building constituting a first-class loft/office building. Tenant agrees that it will operate the Demised Premises in a manner consistent with such a building.

69. SIGNAGE:

     The Tenant shall not, without the prior written consent of the Landlord, place nor continue the use of any signs on the windows of the Demised Premises or on the door or in the hallways on the floor on which the Demised Premises are located. The Tenant shall submit to the Landlord a rendering of any new proposed sign which shall be uniform to those in the building. If the Landlord gives its consent to a sign as provided for in this paragraph the Tenant, at the Tenant's own cost and expense, shall keep such sign in good and clean condition.

70. ELEVATORS:

     Tenant must use the freight elevators for moving personal property and furnishings as well as bulk goods or packages into and out of the building. Tenant shall be able to use the freight elevators between the hours of 8:00 am and 5:00 PM, Monday through Friday, excluding the normal lunch hour break.

71. CONSTRUCTION/LIENS:

     A. Tenant Construction: In no event shall Tenant alter or renovate or do any construction exceeding $7,500 within its demised premises without the express written consent of the Landlord.

     B. Landlord's Liability and Mechanic's Liens: Notice is hereby given that the Landlord shall not, under any circumstances, be liable to pay for any work, labor or services rendered or materials furnished to or for the account of the Tenant upon or in connection with the Demised Premises, and that no mechanic's or other liens for work, labor or services rendered or materials furnished to or for the account of the Tenant shall, under any circumstances, attach to or affect the reversionary or other estate or interest of the Landlord in or to the Demised Premises or in and to any alterations, repairs or improvements to be erected or made thereon.

    C. Liens: The Tenant shall not suffer nor permit, during the term hereby granted, any mechanic's or other liens for work, labor, services or materials rendered or furnished to or for the account of the Tenant upon or in connection with the Demised Premises or to any improvements erected or to be erected upon the same, or any portion thereof; and it is understood that Tenant shall obtain and deliver unconditional written waivers of mechanic's liens as specifically set forth in Paragraph 3 of the printed form hereof. Nevertheless, Tenant shall hold the Landlord and the Demised Premises harmless from all liens or charges, of whatever nature or description, arising from, or in consequences of, any alterations or improvements that the Tenant shall make, or cause to be made, upon the Demised Premises.

    D. Handling of Mechanic's Liens: If a notice of mechanic's lien be filed against the Demised Premises for labor or materials alleged to have been furnished, or to be furnished at the Demised Premises to or for the Lessee or to or for someone claiming under the Lessee; and if lien to be discharged within five (5) business days after the filing of such notice; the Lessor may pay the amount of such lien or discharge it by deposit or by bonding, proceedings, the Lessor may require the lien or to prosecute an appropriate action to enforce the lienor's claim. In such case, the Lessor may pay any expense incurred or sum of money paid by the Lessor by reason of the failure of the Lessee to comply with any provision of this Lease, or in defending any such action, shall be deemed to be additional rent for the Demised Premises, and shall be due and payable by the Lessee to the Lessor on the first day of the next following month or at the option of the Lessor on the first day of any succeeding month. The receipt by the Lessor of any installment of the regular stipulated rent hereunder or any of such additional rent shall not be a waiver of any other additional rent then due.

72. NO ITEM:
    -------

73. LOCAL LAW 5
    -----------

    (A) All work performed or installations made by tenant in and to the demised premises shall be done in a fashion such that the demised premises and the Building shall be in compliance with the requirements of Local Law 5 of 1973 of the City of New York, as heretofore and hereafter amended ("Local Law 5"). The foregoing shall include, without limitation, (i) compliance with compartmentalization requirements of Local Law 5, (ii) relocation of existing fire detection devices, alarm signals and/or communication devices necessitated by their alternation of the demised premises, and (iii) installation of such additional fire control or detection devices may be required by applicable governmental or quasi-governmental rules, regulations or requirements (including, without limitation, any requirements of the New York Board of Fire Underwriters) as a result of Tenant's manner of use of the demised premises.

    (B) Landlord shall not be responsible for any damage to Tenant's fire control or detection devices nor shall Landlord have any responsibility for the maintenance or replacement thereof. Tenant shall indemnify Landlord from and against all loss damage, cost, liability or expense (including, without limitation, reasonable attorney's fees and disbursements) suffered or incurred by Landlord by reason of the installation and/operation of any such devices.

    (C) All work and installations required to be undertaken by Tenant pursuant to this Article shall be performed at Tenant's sole cost and expense and in accordance with plans and specifications and by contractors previously approved by Landlord.

    (D) The fact that Landlord shall have heretofore consented to any installations or alterations made by Tenant in the demised premises shall not relieve Tenant of its obligation pursuant to this Article with respect to such installations or alterations.

    (E) Landlord represents that, to the best of its knowledge, the Demised Premises are in compliance with Local Law 5 and all City, State and Federal building codes and regulations. Landlord also represents that, to the best of its knowledge, the building's Class E system is fully operational and the Tenant's demised premises are hooked up to the class E system.

74. NON-DISTURBANCE:
    ----------------

    Tenant represents that its use will not cause noise, odor, or any other type of disturbance to the other tenants located in The Building Project.

75. PAYMENT UPON SIGNING:
    ---------------------

    That notwithstanding anything to the contrary herein contained, it is specifically understood that simultaneously with this Lease the Tenant shall pay the first month's basic rent and the security provided for in Paragraphs 32 of the Lease.

    Tenant takes possession of the Demised Premises as of the date specified in this lease subject to all of the terms, covenants and conditions contained in this Lease. It being understood that the Tenant shall pay all electrical, water and sprinkler charges due from the Possession Date and all additional rent shall be computed from the Possession Date, see lease attachment B, hereto.

76. No item.

77.  SECURITY IN NON A INTEREST BEARING ACCOUNT:
     -------------------------------------------

    Tenant's security shall be held in a non interest bearing account.

78. TEMPORARY SPACE:
    ----------------

    If the Tenant is offered and accepts temporary space then the tenant will begin to pay rent on that space upon taking possession of that temporary space, at the same rate (base rent and escalations) as is in the Lease for the Tenant's Demised Premises.

79. BUILDING KEYS: Tenant acknowledges that the building will be locked after-hours and on certain hours on weekends and holidays. Tenant can get access to the building during certain hours if the Tenant has a special, non-duplicatable entry-door key. Each key is $10 (non-refundable) and any keys, after the first, will require an additional $75 refundable deposit. For example, if the Tenant wanted 4 entry-door keys then the cost would be $10 for each of the four keys plus $75 for the second, third and fourth keys...for a total cost to the Tenant of $265. $225 would be refunded to the Tenant when all four keys are returned to the Landlord.

These keys will give access to the building when the building is locked between 7:00 PM and 10:00 PM weekdays. Landlord represents that Tenant can have further access to the building as defined in article 20, change #1, in the printed form of this lease.

Balance of this page intentionally blank.

80. PERSONAL GUARANTY / GOOD GUY CLAUSE

     During the term of this lease, and as long as the Tenant is in possession of the demised premises, the signer of this lease and the principals of the company are, joint and severally, PERSONALLY LIABLE FOR ANY OUTSTANDING ARREARS, including, and limited to, rent, escalations, electricity charges, late fees and rubbish removal charges. If and when the Tenant notifies Landlord in writing that 1) it has vacated the demised premises, 2) retains no interest in any property remaining in the demised premises, and 3) pays the Landlord the sum of $1,000 and 4) returns the keys to the demised premises (as well as any building keys) to the Landlord, then any amounts due from that day forward shall be the responsibility of the Tenant Company/Corporation and no longer personally guaranteed; however, any amounts that fall within the time of the personal guaranty shall remain personally guaranteed.

The Personal Guarantors are:

1) Print Name /s/ Christopher Hassett   Street Address 1 Central Park West
              -----------------------                  -------------------
                                                       Apt 31 D
                                                       -------------------

   Soc Sec#   020589867                 City/St/Zip    New York, NY 10023
              -----------------------                  -------------------

   Home Phone (212) 582-3683
              -----------------------

   Guarantor Signature /s/ Christopher Hassett
                       -----------------------------

   Witness Signature /s/ Dennis Kerr
                     -----------------------------

   Print Witness Name Dennis Kerr
                      -----------------------------

   Witness Address   600 Madison Ave
                     -----------------------------

                     NY 10022
                     -----------------------------



2) Print Name /s/ Janet L. Hassett      Street Address 1 Central Park West
              -----------------------                  -------------------
                                                       Apt 31 D
                                                       -------------------

   Soc Sec#   024601270                 City/St/Zip    New York, NY 10023
              -----------------------                  -------------------

   Home Phone (212) 582-3683
              -----------------------

   Guarantor Signature /s/ Janet L. Hassett
                       -----------------------------

   Witness Signature /s/ Dennis M. Kerr
                     -----------------------------

   Print Witness Name Dennis M. Kerr
                      -----------------------------

   Witness Address   600 Madison Ave
                     -----------------------------

                     NY 10022
                     -----------------------------

                          Nassau Bay Associates, L.P.
                              240 West 35th Street
                            New York, NY 10001-2506

                        LEASE ATTACHMENT A (FLOOR PLAN)


[GRAPHIC OF FLOOR PLAN OF 18th FLOOR]

ALAN KAHN ASSOCIATES, INC.
--------------------------------------------------------------------------------
               240 WEST 35TH STREET, NEW YORK, NY 10001-2506
               TEL: (212) 947-0155 FAX: (212) 564-4979

December 28, 1998                   5 pages (3 written pages and 2 attachments)

Lease amendment for Lease dated March 20, 1998 between Prizepoint
Entertainment Corporation (Tenant) and Nassau Bay Associates, L.P. (Landlord) for the entire 18th floor at 240 West 35th St., NYC 10001.

The undersigned hereby agree to the following:

1) Tenant will occupy the entire 9th floor (see Attachment A, hereto). This 9th floor rental is in addition to the rental of the 18th floor (the original Lease).

2) The term shall be five (5) years starting March 1, 1999 and ending February 29, 2004. The rental charge for the 9th floor will be as shown on Attachment B, hereto.

3) The expiration date for the 18th floor is extended to February 29, 2004. The rental charge for the 18th floor, per the original Lease and as now extended, is shown on Attachment B, hereto.

4) The Tenant, at its option, may terminate the lease (for both the 9th and 18th floors) on February 28, 2001 by paying the Landlord $54,600 and giving the Landlord not less than 6 month's written notice (on or before September 1, 2000).

5) The Landlord will do the following work on the 9th floor (before Tenant takes possession):

     a) Replace all windows with brown aluminum framed, thermopane, double-hung, operational windows including 1/2 screens.

     b) Build three new bathrooms (men's, ladies and an ADA compliant) similar in style to the building standard as seen on the 10th floor).

     c) Provide 20 tons of air conditioning. The air conditioning compressors will be mounted on the rear, exterior 9th floor ledge, the blower units will be mounted on the ceiling within the demised premises. Ducts will be supplied throughout the demised premises, as reasonably required by the Tenant. The HVAC units will be fully under the Tenant's control and will contain heating elements.

13) Tenant shall have access to their premises 24 hours/day, 7 days/week, 52 weeks/year

14) Upon execution of this Lease amendment, the Tenant will pay the Landlord additional security: $27,300 plus the first month's rent in advance: $13,650

15) Lease clause 80 (Good Guy clause) shall also cover the 9th floor.

16) Lease Clause 56C7 shall be changed to read "no subletting shall end later than one (1) day before the expiration date."

17) Lease clause 56C8 shall be changed to read "no more than 2 sublets shall be allowed per floor at any one time."

18) All other Lease clauses remain unchanged, and also apply appropriately to the 9th floor additional space.

Agreed:

/s/ Christopher Hassett 12/28/98               /s/ Alan Kahn
-----------------------------------            ---------------------------------
by: Christopher Hassett, President             by: Alan Kahn, President
Prizepoint Entertainment Corp.                 LAG Corp, GP
                                               Nassau Bay Associates, L.P.

                             Amendment Attachment A

                                                       9th FLOOR
                                                       240 West 35th Street, NYC



                      [Graphic of Floor Plan of 9th Floor]

PRIZEPOINT ENTERTAINMENT CORPORATION                      AMENDMENT ATTACHMENT B

-----------------------------------------------------------------------------------------------------------------------------
Rent Schedule - 9th floor[4]                                        2.00%
                                                                   Annual          Total            Total         Total Rent
                                          #         Base Rent    Operating       Annualized        Monthly         Paid for
                                       Months      for Period    Escalation         Rent             Rent           Period
                                       ------     -----------    ----------      -----------      ----------      -----------
March 1, 1999 to March 31, 1999             1           $0.00         $0.00            $0.00           $0.00            $0.00
April 1, 1999 to February 29, 2000         11     $150,150.00         $0.00      $163,800.00      $13,650.00      $150,150.00
March 1, 2000 to February 28, 2001         12     $163,800.00     $3,276.00      $167,076.00      $13,923.00      $167,076.00
March 1, 2001 to February 28, 2002         12     $163,800.00     $3,341.52      $170,417.52      $14,201.46      $170,417.52
March 1, 2002 to February 28, 2003         12     $163,800.00     $3,408.35      $173,825.87      $14,485.49      $173,825.87
March 1, 2003 to February 29, 2004         12     $163,800.00     $3,476.52      $177,302.39      $14,775.20      $177,302.39
                                       ------     -----------                                                     -----------
                                           60     $805,350.00[1]                                                  $838,771.78[5]
-----------------------------------------------------------------------------------------------------------------------------


Rent Schedule - 18th floor[4]                                        2.00%
                                                                 Annual[3]          Total            Total         Total Rent
                                          #         Base Rent    Operating       Annualized        Monthly         Paid for
                                       Months      for Period    Escalation         Rent             Rent           Period
                                       ------     -----------    ----------      -----------      ----------      -----------
April 1, 1998 to March 31, 1999            12     $120,384.00         $0.00      $120,384.00      $10,032.00      $120,384.00
April 1, 1999 to March 31, 2000            12     $120,384.00     $2,407.68      $122,791.68      $10,232.64      $122,791.68
April 1, 2000 to March 31, 2001            12     $120,384.00     $4,911.67      $127,703.35      $10,641.95      $127,703.35
April 1, 2001 to March 31, 2002            12     $120,384.00     $2,554.07      $130,257.41      $10,854.78      $130,257.41
April 1, 2002 to March 31, 2003            12     $120,384.00     $2,605.15      $132,862.56      $11,071.88      $132,862.56
April 1, 2003 to February 29, 2004         11     $110,352.00     $2,657.25      $135,519.81      $12,319.98      $135,519.81
                                       ------     -----------                                                     -----------
                                           71     $712,272.00[2]                                                  $769,518.82[5]
-----------------------------------------------------------------------------------------------------------------------------

[1] Broker's commissionable amount.
[2] Broker's commissionable amount; less broker's fee paid on original lease execution.
[3] 2%/year except 4/1/00 to 3/31/01 is 4%.
[4] Tenant's rent shall be the combined total for the rent shown for both the
    9th and 18th floors.
[5] It is hereby mutually agreed that, notwithstanding anything herein to the contrary, the said premises are leased for a rental of ...... $1,608,291 for the entire said term, payable at the time of the making of this lease, and that the provisions herein contained for the payment of said rent in installments are for the convenience of the Tenant only, and that, upon default in the payment of the rent in installments as herein allowed, then the whole of the rent hereby reserved for the whole of said term, and then remaining unpaid, shall at once become due and payable, without notice or demand.

ALAN KAHN ASSOCIATES, INC.
240 WEST 35TH STREET, NEW YORK, NY 10001-2506
TEL: (212) 947-0155 FAX: (212) 564-4979 akahn2@aol.com

CERTIFIED MAIL RETURN RECEIPT REQUESTED (and BY HAND)

August 25, 1999

Mr. Christopher Hassett
President
Uproar, Inc.
240 West 35th St.
NYC, NY 10001

Re: Approval for the 11th and 16th floors - Lease Amendment dated 8/20/99
    ---------------------------------------------------------------------

Dear Chris:

The mortgagee for Nassau Bay Associates, L.P. has just given their approval of the referenced Lease Amendment. A copy of the approval letter is attached hereto.

In accordance with the Lease Amendment (Clause 3 and Attachment D, footnote 3), today, August 25, 1999, becomes the Lease Start Date.

Yours truly,

/s/ Alan Kahn
---------------
Alan Kahn

fax cc: Robert Tannenhauser
        Michael Appell
        Brian Weld (no attachments)
        Janet Hassett

           SECOND AMENDMENT TO LEASE DATED MARCH 20, 1998 AND AMENDED
            DECEMBER 28, 1998 BY AND BETWEEN UPROAR INC. ("TENANT"),
           ASSIGNEE OF PRIZEPOINT ENTERTAINMENT CORP., AND NASSAU BAY
                  ASSOCIATES LIMITED PARTNERSHIP ("LANDLORD")

WHEREAS, Landlord ande Prizepoint Entertainment Corp., ("Prizepoint") entered into a Lease Agreement, dated March 20, 1998 (the "Lease Agreement") for the 18th floor in the building known as 240 West 35th Street, New York, N.Y. (the "Building") copy of which is annexed hereto as Exhibit I; and

WHEREAS, the Lease Agreement was amended by the parties thereto by an Amendment dated December 28, 1998 a copy of which is annexed hereto as Exhibit II (the "First Amendment"); and

WHEREAS, Prizepoint assigned its interest in the Lease Agreement and First Amendment to Uproar Inc. ("Tenant") by assignment dated August 19, 1999, copy of which is annexed as Exhibit III (the "Assignment"); and

WHEREAS, Landlord and Tenant desire to further amend the Lease Agreement upon the terms and conditions set forth hereinbelow;

NOW THEREFORE, In consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Tenant hereby leases from Landlord and Landlord hereby leases to Tenant the entire 11th floor in the Building (See Attachment A hereto), the entire 16th Floor in the Building (See Attachment B hereto) and an approximately 350 sq. ft. portion of the basement in the Building (as set forth in Attachment C hereto), the 11th floor, the 16th floor and the basement space being leased to Tenant are jointly referred to as the "New Space". The New Space being leased by Tenants in addition to the 18th Floor and the 9th Floor in the Building that is leased to Tenant pursuant to the Lease Agreement and the First Amendment.
2. The lease term for the New Space shall commence as of the date that Landlord receives consent to this Lease Amendment from its first mortgagee and lease term for the New Space shall expire August 31, 2005, unless sooner terminated pursuant to the terms hereof.
3. The rent for the New Space is set forth on Attachment D hereto. Upon execution of this Second Amendment Tenant shall deposit an additional $42,636 as an additional Security Deposit with Landlord to be held in an interest bearing security deposit account and shall, within 30 days from the date hereof, provide Landlord with an irrevocable, unconditional letter of credit issued by a major NY money center Bank in the amount of $271,312.00 as additional security to be held and drawn or applied as provided for in Lease article. The letter of credit shall provide that it shall automatically be renewed during the term hereof, or the term as later amended or extended, for additional terms of one year each unless the issuing bank sends written notice of non-renewal to Landlord no less than 30 days prior to the then-effective expiration date of the letter of credit, in which case Landlord may draw down the entire letter of credit amount and add the amount to the Tenant's interest-bearing security account. The letter of credit may be drawn upon by Landlord when accompanied by a draft signed by an officer of the General Partner of Landlord or a duly authorized agent of Landlord stating that Landlord is entitled to draw upon the Letter of Credit in accordance with the terms of the Lease Agreement. In addition Tenant shall pay the first months rent to Landlord for the New Space equal to $21,482.
4. The Lease Expiration Date for the 18th Floor and the 9th Floor is hereby extended until August 31, 2005 ("Extension Period"), subject to further adjustment to correspond with Attachment D and footnote 4 thereof. The combined annual base rent and operating cost escalation for the 18th and 9th floors during the Extension Period from March 1, 2004 to February 28, 2005 shall be $319,078.64 payable in monthly installments of $26,589.89 and during the Extension Period from March 1, 2005 to August 31, 2005 shall be $325,460.22 payable in monthly installments of $27,121.69.
5. Paragraph 4 of the First Amendment is hereby superceded to provide that Tenant, as its option, may terminate the Lease, the First Amendment and this Second Amendment, effective August 31, 2001 ("Early Termination Date") only upon the following terms and conditions:

   (a) Tenant must give Landlord written notice, return receipt request on or before August 31, 2000, time of the essence, of its intent to terminate effective on the Early Termination Date.
   (b) Tenant must pay the Landlord a termination fee of $250,000 payable by bank or certified check with the aforementioned notice.
   (c) Tenant must have completed all the "Required Tenant Work" as defined hereinbelow.
   (d) Landlord, during normal business hours, shall have the right to show the leased premises to prospective tenants and/or brokers during the period from the giving of notice until the Early Termination Date.

6. Tenant, during the term of this Lease Agreement, shall have the right, subject to the following, to use the roof set backs (see Attachment E hereto) and a portion of the roof (area size and location to be mutually agreed upon by Landlord and Tenant subsequent to execution of this Lease Amendment failure to agree shall not affect the other provisions hereof) hereinafter collectively referred to as the "Additional Space".

   (a) Tenant, at its own cost expenses must submit plans and specifications for the Additional Space for approval in form and substance reasonably satisfactory to Landlord, which approval will not be unreasonably withheld or delayed.
   (b) Tenant's use of the Additional Space is permitted by all applicable laws, regulations, rules, codes and Tenant at its own cost and expense obtains all necessary approvals for the use of said Additional Space and the renovations to be made thereto
   (c) Tenant shall take the Additional Space in "as is" condition, Landlord makes no representation as to its condition or that it is useable for the purposes intended. Landlord shall have no responsibility for making any improvements to the Additional Space or for repairing damage to the Additional Space caused by Tenant. Tenant if it decides to use the Additional Space shall be required to perform all necessary renovations, repairs and replacements to the extent the same become necessary due to the Tenant's use thereof, at Tenant's sole cost and expense.
   (d) Tenant shall be responsible, as additional rent, for the increase in any insurance costs incurred by Landlord as a result of Tenant's use of the Additional Space.
   (e) Tenant shall initially pay $3.60 per sq. ft. as base rent for that Additional Space hereinafter defined as Personnel Accessible Space which is the space that is accessible to personnel through a doorway. If a doorway is not present or is not installed then personnel shall not be permitted access to said space, however, Tenant may place plants and decorative items on such space at its own cost and expense with no additional base rental or other charge provided same are in compliance with all applicable codes, rules, regulations and laws.
   (f) The rent for said Additional Space shall be payable beginning when Tenant's work for said Additional Space is completed or Tenant commences active use of the said space, whichever is sooner. The base rent escalations, operating escalations and free rental months shall be the same as for the New Space, but without the initial 2 months free rent.

7) Landlord, shall use its best efforts within thirty days, but in any event no later than sixty days of approval by its Mortgagee of this Lease Amendment, Landlord shall increase the Building's weekday concierge coverage until midnight. Except in case of emergency, Landlord will have someone at the front desk at all such times.
8) Landlord will replace the three (3) passenger elevator controllers, renovate the three (3) elevator cabs, provide each full floor occupied by Tenant with and elevator lock off capability and use its best efforts to complete same within twelve months from the date of execution of this Lease and approval by Landlord's Mortgager, of this Lease Amendment.
9) Landlord will install (i) a new skylight on top of the west stairwell, (ii) new anti static rubber-like stair treads (or reasonably similar material permitted by applicable codes, rules and regulations) and a new handrail from the 9th Floor to the Roof in the west stairwell (provided same is permitted by applicable fire code and other applicable codes, laws, rules or regulations). Landlord will use its best efforts to complete same within 120 days (except for the skylight which Landlord will use its best efforts to complete within 90 days) from the date of execution of this Lease and approval by Landlord's Mortgagee of this Lease Amendment. In addition Landlord will clean and paint both stairwells, from the ground floor to the roof, in a light colored, semi gloss paint and Landlord will sand and paint the handrails in the stairwells. If permitted by applicable codes, laws, rules and regulations, Tenant may install, at Tenant's own cost, risk and expense, artwork in the stairwells adjacent to its premises.
10) In the even that Tenant does not purchase the right to name the Building from Mary McFadden, the Tenant shall have the right, at its own cost and expense, to place a prominent plaque in the front of the building (size, material, location and design to be mutually and reasonably approved by Landlord and Tenant). After July 2002, Tenant shall have the right to name the building, provided Tenant is not in default under this Lease Agreement, Tenant has executed an extension of this Lease acceptable to Landlord with an expiration date no earlier than August 31, 2005, Tenant pays for the sign and agrees to pay as additional rent the sum of $2,000 per month.

11) Tenant shall have the right to place a company directory in the Lobby of the Building, opposite the concierge desk, the design, size and location of which is to be mutually and reasonably agreed upon by Landlord and Tenant. The cost of the directory will be paid by Tenant.
12) Landlord agrees to expend at least $5,000 to upgrade the appearance of the building entry. The design and scope of which will be reviewed with Tenant prior to implementation.
13) Tenant at its own cost and expense may drill through the floors of the Building in the area adjoining the current risers and install additional risers for its sole use. Any such work must be permitted by applicable codes, laws, rules and regulations and performed by licensed contractors approved by Landlord with insurance reasonably satisfactory to Landlord.
14) Landlord will clean and repair, if necessary, the HVAC units on the 11th floor and the 16th floor to cause the same to be in good working order and Landlord will repair and maintain, during the term of this Lease these HVAC units as well as the units on the 9th and the 18th floors. Tenant shall be responsible for any ductwork and fire safety requirements of the duct work associated with the HVAC units. Landlord will be responsible for maintenance of the HVAC units for the entire Lease term as well as for any extensions (including the replacement of units if required).
15) Landlord will renovate the two 16th floor bathrooms and the two 11th floor bathrooms in a manner similar to the 9th floor bathrooms, except Landlord will paint and reuse the existing 11th floor bathroom partitions. Landlord will build or renovate two 13th floor bathrooms and an ADA compliant bathroom on the 18th floor with a finish quality similar to the 9th floor bathrooms.
16) Except for the work to be performed hereafter by Landlord, as set forth herein, the 11th and 16th floors are hereby delivered to Tenant in "as is" condition. Landlord agrees that it will use its best efforts to complete the work set forth in paragraph 14 and paragraph 15 of this Second Amendment within 45 days from the date of execution of this Lease and approval by Landlord's Mortgagee, of this Lease Amendment.
17) Landlord represents that the New Space are free of asbestos and free of any currently identified hazardous materials and that any removal [Illegible] for same will be Landlord's responsibility and Landlord shall indemnify Tenant against any liability (including attorney's fees and expenses) arising from same. Landlord further represents that the sprinkler systems for the New Space are fully charged and operational. Tenant shall be responsible, at its own cost and expense, for any sprinkler head additions or relocations required by applicable laws, codes, rules or regulations, due to Tenant's work in the New Space.
18) Tenant shall have the right to use the freight elevators, at no charge, in connection with its construction and moving into the New Space.
19) Landlord and Tenant agree that the rentable square footage for the New Space is: 8,322 sq. ft. for the 11th floor and 5,941 sq. ft. for the 16th floor.
20) Tenant shall be entitled to a base rent credit for the New Space equal to three months to be applied against the first, second and thirteenth monthly base rent payments due.
21) Tenant agrees that within eleven months from the date of execution of this Lease and approval by Landlord's Mortgagee this Lease Amendment will expend a minimum of $200,000 ("Required Tenant Work"), in improvements and demolition to the New Space, exclusive of furniture and equipment and Tenant will furnish Landlord with written verification of said expenditures. With respect to any work performed by or on behalf of Tenant, Tenant shall at all times comply with the provisions of Article 3 of the Lease Agreement and shall supply Landlord upon request with copies of all required insurance and lien waivers from the contractors. If Landlord's consent is required therefor under the Lease, Landlord shall not unreasonably withhold or delay its consent to any of Tenant's work with respect to premises.
22) INTENTIONALLY OMITTED.
23) For purposes of calculating Tenant's real estate tax escalations pursuant to paragraph 49 of the Lease Agreement with respect to the 11th and 16th floors the real estate taxes for the base tax year real estate tax shall be deemed to be $500,000 (inclusive of BID taxes) and the percentages shall be 6.9% for the 11th floor and 4.6% for the 16th floor. The tax escalation provisions with respect to Tenants other floors shall remain unchanged.
24) Tenant shall have a right of first negotiation with respect to:

    (a) Any full floor or partial floor space larger than 3,500 rentable square feet that becomes available in the Building at a rent to be negotiated in good faith between Landlord and Tenant. This right will be available to Tenant only in the event it has at least 2 years remaining in its Lease Term and the Early Termination Date option has expired or coincident with signing a Lease for additional space, Tenant must relinquish its early termination date option. Landlord shall advise Tenant of the space availability as soon as practicable after Landlord becomes aware of its availability. Tenant shall advise Landlord within 15 days of said notice if it desires to rent the space, whereupon Landlord and Tenant shall negotiate in good faith to agree upon all terms with respect to such space. Any full floor space that becomes available that is leased to Tenant pursuant to the provisions of this paragraph shall have the same Landlord's work requirement with respect to HVAC, bathrooms and elevator lock off as contained in this Second Amendment and windows similar to those in the New Space. The rentable square footage on any future space leased to the Tenant shall be computed using 1987 REBNY standards. Any partial floor lease that becomes available and is leased to Tenant pursuant to the provisions of this paragraph shall have the same Landlord's work requirement with respect to HVAC as set forth in this Second Amendment and windows similar to those in the New Space. If Landlord and Tenant cannot agree upon terms and conditions for said space within 15 days thereafter, then Tenant shall have no further right with respect to this space and Landlord shall be entitled to rent this space to others without any obligation or liability to Tenant with respect thereto.
    (b) Sale of the Building by Landlord. Landlord shall advise Tenant its intent to sell the Building as soon as practicable after Landlord decides to sell the Building. Tenant shall advise Landlord within 15 days of said notice if it desires to acquire the Building. Landlord and Tenant shall attempt to negotiate a price and terms in good faith. If Landlord and Tenant cannot agree upon terms and conditions for said sale within 15 days thereafter, then Tenant shall have no further right with respect to purchase and sale of the Building and Landlord shall be entitled to sell the Building to others without any obligation or liability to Tenant with respect thereto.
    (c) All notifications with respect to this paragraph 24 must be in writing and shall be effective as of the date sent.

25) The provisions of Article 80 of the Lease Agreement ("Personal Guaranty/Good Clause") are null and void ab initio. Accordingly, Section 80 of the Lease, and all references thereto elsewhere in the Lease Agreement and First Lease Amendment are hereby deleted in their entirety, as if they never existed, and each of Christopher Hassett and Janet L. Hassett is fully released from all liabilities and obligations set forth in Section 80 of the Lease Agreement and all references thereto elsewhere in the Lease Agreement and First Lease Amendment.

26) Except as amended hereby, all of the provisions of the Lease Agreement and the First Amendment shall remain in full force and effect. In the event of an inconsistency the provisions of this Second Amendment shall apply.
27) This Second Amendment shall become effective when fully executed by the parties hereto and the consent of the First Mortgagee of Landlord has been obtained. Landlord shall submit this Second Amendment to its First
    Mortgagee as soon as practicable after it has been fully executed by the parties hereto. Landlord shall use its best efforts to obtain a non-disturbance agreement from each of its mortgagees, and any future mortgagees in the event the current loan is refinanced.
28) Notwithstanding anything in the Lease Agreement to the contrary, Landlord hereby agrees that it will not unreasonably withhold its consent to an assignment or sublease by Tenant to any person or entity which is a successor or affiliate of Tenant provided that Landlord receives a copy of such assignment or sublease prior to its effective date together with any and all financial information with respect to said assignee or subtenant reasonably requested by Landlord. Landlord shall not be required to consent to the assignment or sublease if the proposed assignee or subtenant is not as financially sound as Tenant as measured by Tenant's balance sheet as of the date of execution of this Lease. For purposes of this section: i) a "successor" to Tenant shall mean any entity which is a bona fide purchaser of all or substantially all of Tenant's business and assets or a successor by statutory merger or consolidation; and ii) an "affiliate" of Tenant shall mean any party which controls, is controlled by, or is under common control with Tenant or which Tenant controls. The words "control", "controlled by" and "under common control with" shall mean for purposes hereof, the possession of the power to direct or cause the direction of the management and policy of such person or entity, through the ownership of voting securities, or contract or otherwise.
29) Landlord and Tenant acknowledge that they have dealt with no other broker in connection with this transaction, except Colliers ABR and Landlord agrees to pay all brokerage fees due to said broker in connection with this transaction.
30) See Below.

Agreed this     day of August 1999

                                            /s/ Alan Kahn
                                            -----------------------------
Uproar Inc., Tenant                         Nassau Bay Associates L.P.
                                            LAG Corp., its GP

/s/ Christopher Hassett
---------------------------------
By: Christoper Hassett, President              By: Alan Kahn, President
                                            Subject to approval by the First
                                            Mortgagee of this Lease Amendment.

30) Landlord's right of "recapture" or termination under paragraph 56 of the Original Lease is amended to provide that (a) it shall not apply to any assignment or sublease described in paragraph 28 of this Second Amendment, and (b) when it does apply, it shall apply only to that portion of the premises that Tenant intends to sublease or assign.

ALAN KAHN ASSOCIATES, INC.
--------------------------------------------------------------------------------
                                   240 WEST 35TH STREET, NEW YORK, NY 10001-2506
                          TEL: (212) 947-0155 FAX: (212) 564-4979 akahn2@aol.com


ATTACHMENTS & EXHIBITS

Attachment A..................11th floor plan
Attachment B..................16th floor plan
Attachment C..................Basement plan
Attachment D..................Rent Schedule
Attachment E..................Set-back areas

Exhibit I.....................Lease dated March 20, 1998
Exhibit II....................Lease Amendment dated December 28, 1998
Exhibit III...................Assignment Document

                                                               11th FLOOR
                                                       240 West 35th Street, NYC





                               [GRAPHIC OMITTED]

                                                               16th FLOOR
                                                       240 West 35th Street, NYC





                               [GRAPHIC OMITTED]

                                                               Basement
                                                       240 West 35th Street, NYC





                               [GRAPHIC OMITTED]

UPROAR, INC.                                              AMENDMENT ATTACHMENT D

------------------------------------------------------------------------------------------------------------------------------------
[Illegible] Schedule - 11th floor [2]
[Illegible] rentable sq. ft. starting at $18.00
                                                                            3.00%
                                                                           Annual          Total           Total         Total Rent
                                               #         Base Rent       Operating      Annualized        Monthly         Paid for
                                             Months     for Period       Escalation        Rent             Rent           Period
------------------------------------------------------------------------------------------------------------------------------------
Lease Start Date to October 31, 1999 [3]      2.00            $0.00          $0.00            $0.00           $0.00            $0.00
November 1, 1999 to August 31, 2000          10.00      $124,830.00          $0.00      $149,796.00      $12,483.00      $124,830.00
September 1, 2000 to September 30, 2000       1.00            $0.00          $0.00            $0.00           $0.00            $0.00
October 1, 2000 to August 31, 2001           11.00      $137,313.00      $4,493.88      $154,289.88      $12,857.49      $141,432.39
September 1, 2001 to August 31, 2002         12.00      $149,796.00      $4,628.70      $158,918.58      $13,243.21      $158,918.58
September 1, 2002 to August 31, 2003         12.00      $149,796.00      $4,767.56      $163,686.13      $13,640.51      $163,686.13
September 1, 2003 to August 31, 2004         12.00      $149,796.00      $4,910.58      $168,596.72      $14,049.73      $168,596.72
September 1, 2004 to August 31, 2005         12.00      $149,796.00      $5,057.90      $173,654.62      $14,471,22      $173,654.62
                                             -----      -----------                                                      -----------
                                             72.00      $861,327.00[1]                                                   $931,118.44

------------------------------------------------------------------------------------------------------------------------------------
[Illegible] Schedule - 16th floor [2]
[Illegible] 41 rentable sq. ft. starting at $18.00

                                                                            3.00%
                                                                           Annual          Total           Total         Total Rent
                                               #         Base Rent       Operating      Annualized        Monthly         Paid for
                                             Months     for Period       Escalation        Rent             Rent           Period
------------------------------------------------------------------------------------------------------------------------------------
Lease Start Date to October 31, 1999 [3]      2.00            $0.00          $0.00            $0.00           $0.00            $0.00
November 1, 1999 to August 31, 2000          10.00       $89,115.00          $0.00      $106,938.00       $8,911.50       $89,115.00
September 1, 2000 to September 30, 2000       1.00            $0.00          $0.00            $0.00           $0.00            $0.00
October 1, 2000 to August 31, 2001           11.00       $98,026.50      $3,208.14      $110,146.14       $9,178.85      $100,967.30
September 1, 2001 to August 31, 2002         12.00      $106,938.00      $3,304.38      $113,450.52       $9,454.21      $113,450.52
September 1, 2002 to August 31, 2003         12.00      $106,938.00      $3,403.52      $116,854.04       $9,737.84      $116,854.04
September 1, 2003 to August 31, 2004         12.00      $106,938.00      $3,505.62      $120,359.66      $10,029.97      $120,359.66
September 1, 2004 to August 31, 2005         12.00      $106,938.00      $3,610.79      $123,970.45      $10,330.87      $123,970.45
                                             -----      -----------                                                      -----------
                                             72.00      $614,893.50[1]                                                   $664,716.97

------------------------------------------------------------------------------------------------------------------------------------
[Illegible] Schedule - Basement Area [2]
[Illegible] rentable sq. ft. starting at $3.00

                                                                            3.00%
                                                                           Annual          Total           Total         Total Rent
                                               #         Base Rent       Operating      Annualized        Monthly         Paid for
                                             Months     for Period       Escalation        Rent             Rent           Period
------------------------------------------------------------------------------------------------------------------------------------
Lease Start Date to October 31, 1999 [3]      2.00            $0.00          $0.00            $0.00           $0.00            $0.00
November 1, 1999 to August 31, 2000          10.00          $875.00          $0.00        $1,050.00          $87.50          $875.00
September 1, 2000 to September 30, 2000       1.00            $0.00          $0.00            $0.00           $0.00            $0.00
October 1, 2000 to August 31, 2001           11.00          $962.50         $31.50        $1,081.50          $90.13          $991.38
September 1, 2001 to August 31, 2002         12.00        $1,050.00         $32.45        $1,113.95          $92.83        $1,113.95
September 1, 2002 to August 31, 2003         12.00        $1,050.00         $33.42        $1,147.36          $95.61        $1,147.36
September 1, 2003 to August 31, 2004         12.00        $1,050.00         $34.42        $1,181.78          $98.48        $1,181.78
September 1, 2004 to August 31, 2005         12.00        $1,050.00         $35.45        $1,217.24         $101.44        $1,217.24
                                             -----      -----------                                                      -----------
                                             72.00        $6,037.50[1]                                                     $6,526.71

--------------------------------------------------------------------------------
[Illegible] Schedule - Exterior space usage [2]
en ascertained, see Lease Amendment item #6, then the starting rent shall be at $3.60 per square foot with [Illegible] of the free rent periods and escalations shown above for the 11th and 16th floors and the basement space.
--------------------------------------------------------------------------------
Broker's commissionable amount is paid on this amount, but paid only through early Lease termination.
[Illegible] date. If Tenant does not exercise its early termination date then the commission balance will be paid in September, 2000.
[Illegible] Tenant's rent shall be the combined total for the rent shown for the 16th floor, the 11th floor, the basement area and the [Illegible] roof and roof-setback areas (when computed, see item #6) as well as the 9th and 18th floors from earlier Leases and Amendments.
The actual Lease Start Date will be the date that the Landlord's mortgagee gives its consent to this executed amendment. All of the other dates remain the same except that Tenant will receive the two month's free rent from the actual Start Date.

                                                        Attachment E - Set Backs


The set back areas are noted with cross-hatching. The actual size, length and width of the set backs may not be exactly as pictured below.



                               [GRAPHIC OMITTED]












                               [GRAPHIC OMITTED]

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     Assignment and Assumption of Lease, dated as of August 19, 1999, by and between Prizepoint Entertainment Corporation ("Assignor") and Uproar Inc. ("Assignee").


                                  Background:


    A. Assignor and Nassau Bay Associates Limited Partnership ("Landlord") are parties to a Lease Agreement, dated March 20, 1998 (the "Lease Agreement"), for the 18th floor of the building known as 240 West 35th Street, New York, New York (the "Building").

    B. The Lease Agreement was amended by an agreement dated December 28, 1998, adding the 9th floor of the Building to the premises (the Lease Agreement, as so amended, the "Lease").

    C. Assignor now wishes to assign the Lease to Assignee, and Assignee now wishes to assume all of Assignor's obligations thereunder.

    NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

    1. Assignor hereby assigns, transfers and sets over unto Assignee, and its successors and assigns, all of Assignor's right, title and interest in, to and under the Lease, to have and to hold the same unto the Assignee, and its successors and assigns, from and after the date hereof.

    2. Assignee hereby accepts such assignment and assumes and agrees to perform, discharge and comply with all of the covenants, conditions, agreements, terms, obligations and restrictions to be performed or complied with on the part of the Assignor under the Lease, subject to and in accordance with all of the covenants, conditions, agreements, terms, obligations, restrictions and other provisions set forth in the Lease.

    3. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

    IN WITNESS WHEREOF, each of Assignor and Assignee have executed and delivered this Assignment as of the date and year first written above.


                                     ASSIGNOR:

                                          PRIZEPOINT ENTERTAINMENT
                                          CORPORATION

                                          By: /s/ Christopher Hassett
                                              ------------------------------
                                              Name: Christopher Hassett
                                              Title: President


                                     ASSIGNEE:

                                          UPROAR INC.


                                          By: /s/ Christopher Hassett
                                              ------------------------------
                                              Name: Christopher Hassett
                                              Title: President


Landlord hereby consents to the foregoing assignment and assumption, and hereby releases Assignor from all existing and future liability under and in connection with the Lease, and agrees that Assignee shall be solely liable, and Landlord shall look only to Assignee, for the performance of the obligations of the tenant under the Lease and for the payment of any existing and future liabilities of the tenant under the Lease.



                                          NASSAU BAY ASSOCIATES L.P.


                                          By: LAG Corp., its General Partner


                                              By: /s/ Alan Kahn
                                                  ----------------------------
                                                  Alan Kahn, President







                                      -2-